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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement.
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2)).
[X]  Definitive Proxy Statement.
[ ]  Definitive Additional Materials.
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                            Merchants Bancorp, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5) Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

--------------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     3) Filing Party:

--------------------------------------------------------------------------------

     4) Date Filed:

--------------------------------------------------------------------------------
PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

================================================================================

                             MERCHANTS BANCORP, INC.

                               HILLSBORO, OH 45133

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                 APRIL 27, 2004

     The annual meeting of shareholders of Merchants Bancorp, Inc. (the "Company") will be held at The Wooden Spoon Restaurant, 1480 North High Street, Hillsboro, Ohio 45133, on Tuesday, April 27, 2004 at 10:00 a.m., for the purpose of considering and acting upon the following:

1. To elect members of Class I of the Board of Directors as recommended by the Board of Directors and designated in the attached Proxy Statement;

2. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed March 23, 2004 as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting. As of the record date there were 2,666,650 shares of the Company's no par value common stock outstanding. The stock transfer books of the Company will not be closed prior to the meeting.

     A copy of the Company's Annual Report, which includes the Company's audited Balance Sheets as of December 31, 2003 and 2002, the related audited Statements of Income, Statements of Changes in Shareholders' Equity, and Statements of Cash Flows for each of the three years ended December 31, 2003, is enclosed.

                                         By order of the Board of Directors,

                                         James D. Evans
                                         Secretary

YOUR VOTE IS IMPORTANT, EVEN IF YOU PLAN TO ATTEND THE MEETING, PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. YOU MAY REVOKE YOUR EXECUTED PROXY AT ANY TIME BEFORE IT IS EXERCISED BY NOTIFYING THE SECRETARY OF THE COMPANY OF YOUR INTENTION AT OR PRIOR TO THE MEETING. IF YOUR STOCK IS HELD IN MORE THAN ONE (1) NAME, ALL PARTIES MUST SIGN THE PROXY FORM.

================================================================================

                             Merchants Bancorp, Inc.
                                 PROXY STATEMENT

     This Proxy Statement is furnished to the shareholders of Merchants Bancorp, Inc. (the "Company") in connection with the solicitation of proxies to be used in voting at the annual meeting of shareholders of the Company to be held on April 27, 2004 at The Wooden Spoon Restaurant, 1480 North High Street, Hillsboro, Ohio 45133, commencing at 10:00 a.m. The enclosed proxy is solicited by the Board of Directors and Officers (hereinafter sometimes referred to as "Management") of the Company. Merchants Bancorp, Inc. is the sole shareholder of Merchants National Bank, Hillsboro, Ohio (the "Bank"). As a holder of Company common stock, you have the right to attend the annual meeting of shareholders and vote your shares in accordance with your desire. This Proxy Statement and the enclosed form of proxy is first sent or delivered to the Company's shareholders on or about April 5, 2004, and the Company is bearing all costs in connection with this solicitation.

                   ELECTION OF DIRECTORS AND VOTING PROCEDURES

     Shareholders of record on March 23, 2004 are entitled to vote on the election of the Class I Directors. The shares represented by the accompanying proxy will be voted as directed if the proxy is properly signed and received by the Company prior to the annual meeting. Any proxy not designating a vote for, against or an abstention from any particular proposal will be voted for the proposal in accordance with Management's recommendations. All shareholders choosing to give Management their proxies should send their completed proxy form to the Company in the stamped, self-addressed envelope that is enclosed with this Proxy Statement. Shareholders have the power to revoke their proxy at any time prior to the vote by (a) attending the meeting or any adjournment thereof and advising the Secretary of the Board of Directors of the Company (the "Secretary") of your intent to vote the shares; (b) by delivering notice in writing to the Secretary of the revocation of your proxy; or (c) by executing and delivering a subsequently executed proxy. Unless you revoke your proxy in one of the manners described above, the proxy holders have the authority to vote the shares for which the proxy is given at the meeting as scheduled and at any adjournment thereof.

     The Company's Articles of Incorporation currently authorize 4,500,000 Common Shares, all of which are without par value. As of March 23, 2004, 2,666,650 of these Common Shares were issued and outstanding. Each Share of Common Stock of the Company entitles the holder thereof to one (1) vote on all matters, except with respect to the election of directors, and a majority of the votes cast at a meeting of the shareholders will decide every question or matter submitted to the shareholders, unless as otherwise expressly required by Ohio law or by the Company's Articles of Incorporation. With respect to the election of directors, shareholders are entitled to vote their shares cumulatively, provided that notice of this intention is given by any shareholder of the Company to the President, the Secretary or any Vice President of the Company not less than 48 hours before the time fixed for holding a meeting of the shareholders for the purpose of electing directors. In the event that a complying notice is provided to the Company, the Secretary shall announce the availability of cumulative voting upon the convening of the meeting of the shareholders. If cumulative voting is permitted, each shareholder voting cumulatively may cast the number of shares he owns times the number of Directors to be elected in favor of one nominee or allocate such votes among all of the nominees as he or she determines. The discretionary authority to vote any and all shares cumulatively on behalf of shareholders submitting proxies in connection with the Annual Meeting is provided under the Form of Proxy attached hereto.

     In accordance with the Company's Code of Regulations, the Board of Directors, which currently consists of nine (9) membership positions, is staggered into three separate classes, designated as Class I, Class II and Class
III. Each class consists of approximately one-third of the total number of directors as fixed from time-to-time by the Directors or the shareholders. Directors serve staggered three-year terms, so that directors of one class are elected at each annual meeting of shareholders. Consequently, the term of office of one class expires each year. Shareholders will elect the Class I Directors at the forthcoming Annual Meeting, whose term will expire in the year 2007. There is currently one vacancy in Class III which the Board is attempting to fill. No qualified individual has been found to date to fill this vacancy. The nominees for election to Class I are Messrs. Paul W. Pence, Jr., James R. Vanzant, and Robert Hammond. Proxies in the form solicited hereby which are returned to the Company will be voted in favor of the three (3) nominees specified above unless otherwise instructed by the shareholder, and such proxies cannot be voted for a greater number of persons than the number of nominees named herein. Abstentions and shares not voted by brokers and other entities holding shares on behalf of beneficial owners will not be counted and will have no effect on the outcome of the election. The nominees receiving the three (3) highest totals of votes cast in the election will be elected as Directors.

     The following tables set forth information with respect to each Class I Director, each of whom is a nominee for re-election at the forthcoming Annual Meeting, and with respect to incumbent Directors in Classes I and II of the Board of Directors who are not nominees for re-election at the Annual Meeting.

    NAME AND AGE                        PRINCIPAL OCCUPATION                 DIRECTOR SINCE
-------------------------------------------------------------------------------------------
                          CLASS I DIRECTORS (TERM EXPIRES 2004)
-------------------------------------------------------------------------------------------
Paul W. Pence, Jr., 52    President and CEO of the Company and Merchants          1981
                          National Bank, its wholly-owned subsidiary

James R. Vanzant, 56      Highland County Health Commissioner                     1992
                          Veterinarian (part-time practice)

Robert Hammond, 60        Attorney, Sole Practitioner                             1994

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR EACH OF THE NOMINEES TO CLASS I OF THE BOARD OF DIRECTORS

                       CLASS II DIRECTORS (TERM EXPIRES 2005)
--------------------------------------------------------------------------------------
William Butler, 67        President, Union Stock Yards                            1983

Charles A. Davis, 68      Retired - Charles Davis Motor Sales                     1983

Jack Walker, 75           Retired - Insurance Consultant                          1974

                       CLASS III DIRECTORS (TERM EXPIRES 2006)
--------------------------------------------------------------------------------------
Donald Fender, Jr., 65    Realtor                                                 1972

Richard S. Carr, 57       Farmer and President of Seven Star Entertainment,       2002
                          a company which owns and operates movie theaters.

(1) There is currently one vacancy in Class III on the Board of Directors of the Company. The Board, through its Nominating Committee, is actively seeking an individual to fill this open position.

                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Company's sole business activity is the operation of its subsidiary banking operation, Merchants National Bank, sometimes hereinafter referred to individually as the "Bank" or collectively with the Company as the "Company." The Boards of Directors of the Bank and the Company are comprised of the same persons at the present time. Disclosure of information regarding committees is therefore presented for both the Company and the Bank. The Board of Directors of the Company conducts its business through regular and special meetings. During the fiscal year ended December 31, 2003, the Board of Directors of the Company held a total of twenty-four (24) regular meetings and two (2) special meetings. Each director of the Company attended at least 75 percent of the total meetings of the Board and committees on which such Board member served during this period. Neither the Board nor any committee thereof has implemented a formal policy regarding director attendance at the Annual Meeting, although such attendance is expected. Typically, the Board holds its annual organization meeting directly following the Annual Meeting, which results in most directors being able to the attend the Annual Meeting. In 2003, all Directors attended the Annual Meeting.

     The Board of Directors of the Company operates through standing Nominating and Governance, Audit and Compensation Committees. The Nominating and Governance Committee was organized by the Board during the fourth quarter and did not meet in 2003. This Committee considers and proposes director nominees to the full Board of Directors for election at the Annual Meeting; selects candidates to fill Board vacancies as they may occur; makes recommendations to the Board regarding Board committee memberships; and performs any other functions or duties deemed appropriate. The Nominating and Governance Committee is chaired by Mr. Hammond and otherwise includes Messrs. Fender and Carr. The Committee operates under a written charter, a copy of which is attached hereto as Appendix
B. This charter is not available for on-line viewing on any website of the Company or otherwise. Each member of the Committee is independent in accordance with Rule 4200(A)(15) of the National Association of Securities Dealers listing standards. While the Nominating and Governance Committee will consider nominating persons recommended by shareholders, it has not actively solicited recommendations from the Company's shareholders for nominees nor established any procedures for this purpose. The Committee has determined that based upon the Company's size and the accessibility of the directors and executive management to the shareholders, no such policy or procedures are presently required. However, shareholders may also nominate persons for election to the Board of Directors by following the procedures contained in the Company's Code of Regulations. These procedures are discussed more thoroughly in this proxy statement under the section captioned "Shareholder Proposals for Next Year's Annual Meeting of Shareholders." The identification and evaluation of all candidates for nominee to the Board of Director are undertaken on an ad hoc basis within the context of the Corporation's strategic initiatives at the time a vacancy occurs on the Board. In evaluating candidates, the Committee considers a variety of factors, including the candidate's integrity, independence, qualifications, skills, experience (including experiences in finance and banking), familiarity with accounting rules and practices, and compatibility with existing members of the Board. Other than the foregoing, there are no stated minimum criteria for nominees, although the Committee may consider such other factors as it may deem at the time to be in the best interest of the Company and its shareholders, which factors may change from time to time.

     The Audit Committee has been established by and amongst the Board of Directors for the purpose of overseeing the accounting and financial reporting process of the issuer and audits of the financial statements of the issuer. This Committee, which met 12 times during 2003, is comprised of the following seven
(7) directors: Donald Fender, Jr.; Richard S. Carr; James R. Vanzant; Robert Hammond; William Butler; Charles A. Davis; and Jack Walker, each of whom is independent in accordance with

Rule 4200(A)(15) of the National Association of Securities Dealers listing standards. This Committee also operates under a written charter, a copy of which is attached hereto as Appendix A. Pursuant to its charter, the Committee is vested with the exclusive authority to approve and retain the independent auditor with respect to all audit and permissible non-audit services provided thereby. In fulfilling its oversight duties, this Committee reviews with the auditors the plan and scope of the audit and audit fees; reviews the guidelines established for the dissemination of financial information; meets periodically with the independent and internal auditors, the Board and management to monitor the adequacy of reporting, internal controls and compliance with Company policies; reviews consolidated financial statements; and performs any other functions or duties deemed appropriate by the Board.

     The Compensation Committee, which met one time during 2003, is comprised of the following four (4) nonemployee, independent directors: Donald Fender, Jr.; James R. Vanzant; William Butler; and Charles A. Davis. An overview of the functions performed by the Compensation Committee is provided below as part of the Report of the Compensation Committee.

                             AUDIT COMMITTEE REPORT

     Management is responsible for the Company's internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Committee's responsibility is to monitor and oversee the processes.

     In this context, the Committee has met and held discussions with management and the independent accountants. Management represented to the Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (communication with Audit Committees).

     The Company's independent accountants have also undertaken to provide the Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee discussed with the independent accountants that firm's independence. The Committee has considered whether the provision of non-audit services by the independent accountants to the Company and its subsidiaries is compatible with maintaining the independence of the independent accountants.

     Based upon the Committee's discussion with management and the independent accountants and the Committee's review of the representation of management and the report of the independent accountants to the Committee, the Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2003 filed with the Securities and Exchange Commission.

THIS REPORT IS SUBMITTED BY THE AUDIT COMMITTEE MEMBERS:

DONALD FENDER, JR.; RICHARD S. CARR; JAMES R. VANZANT; ROBERT HAMMOND; WILLIAM BUTLER; CHARLES A. DAVIS; AND JACK WALKER

                          INDEPENDENT PUBLIC ACCOUNTANT

     The Board of Directors has selected the firm of Deloitte & Touche LLP to continue to serve as its independent public accountant for the current fiscal year. Representatives of Deloitte & Touche LLP do not currently intend to be present in person at the annual meeting of shareholders, but may otherwise be available by telephone, if necessary. If present, however, they will have the opportunity to make a statement if they desire to do so and will also be available to respond to any appropriate questions. Deloitte & Touche LLP billed the aggregate fees shown below for audit, audit related, tax, and all other services rendered to the Company and its subsidiary for each of the last two fiscal years. Audit fees for both years include fees billed in connection with the audit of the Company's annual financial statements, as well as fees billed for the review of the unaudited financial statements contained in the Company's periodic reports on Form 10-Q filed with the Securities and Exchange Commission. Fees listed under "Audit-Related Fees" relate primarily to assurances provided to the Company in connection with each of the audits. Fees indicated under "All Other Fees" for each of 2003 and 2002 relate to the internal auditing "Co-Source" arrangement, pursuant to which Deloitte & Touche LLP coordinates and oversees certain internal auditing functions performed by personnel of the Company. Deloitte & Touche LLP will not provide these internal auditing services during the present fiscal year. "All Other Fees" for 2002 also includes fees related to a special audit of the Company's financial statements in connection with the registration of its common shares with the U.S. Securities and Exchange Commission during fiscal year 2002. Tax fees for 2002 and 2003 include fees billed in connection with general tax preparation assistance. Additionally, tax fees for 2002 includes $5,500 related to the implementation of franchise tax reduction measures.

                         2003       2002
                       --------   --------
AUDIT FEES             $ 98,000   $ 94,348
AUDIT-RELATED FEES     $  5,700   $  9,000
TAX FEES               $ 14,500   $ 19,040
ALL OTHER FEES         $ 45,294   $127,416

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

PRINCIPAL SHAREHOLDERS

     To the Company's knowledge, except as noted below, no person or entity owns beneficially, directly or indirectly, 5 percent or more of the Company's common stock as of March 7, 2003.

                                        Amount and Nature of     % of
Name and Address of Beneficial Owner    Beneficial Ownership     Class
------------------------------------    --------------------     -----
Donald E. Fender, Jr.                     407,000 Shares(1)      15.26%
221 North High Street
Hillsboro, Ohio  45133-1179

-------------------------------
(1) Includes 377,000 shares held by the Donald E. Fender, Jr. Revocable Trust, for which Mr. Fender serves as trustee, and 30,000 shares held jointly by Mr. Fender with his spouse.

MANAGEMENT

     The following table sets forth, as of March 7, 2003, information as to the beneficial ownership of the Company's Common Stock by each Director and Named Executive Officer and All Directors and Executive Officers as a group.

                          SHARES OF COMPANY COMMON    PERCENTAGE OF BENEFICIAL
        NAME              STOCK OWNED BENEFICIALLY           OWNERSHIP
---------------------     ------------------------    -------------------------
William Butler(1)                  41,230                       1.55%
Charles A. Davis                    1,500                       0.06%
Jack Walker(2)                     21,780                       0.82%
Paul W. Pence, Jr.                  7,655                       0.29%
James R. Vanzant                    1,500                       0.06%
Robert Hammond(3)                   2,500                       0.09%
Donald Fender, Jr.(4)             407,000                      15.26%
James D. Evans(5)                  11,804                       0.44%
Richard S. Carr(6)                  8,400                       0.32%
                                  -------                      -----
ALL DIRECTORS AND EXECUTIVE       503,369                      18.88%
OFFICERS AS A GROUP (9 PERSONS)

---------------------------

(1) Includes 30 shares held jointly by Mr. Butler with his spouse, 20,600 shares held by the William R. Butler Revocable Trust, for which Mr. Butler serves as trustee, and 20,600 shares held by the Janet Sue Butler Revocable Trust, for which Mr. Butler's spouse serves as trustee.

(2) Includes 10,890 shares held by the Jack E. Walker Trust, for which Mr. Walker serves as trustee, and 10,890 shares held by the Patricia C. Walker Trust, for which Mr. Walker's spouse serves as trustee.

(3) Includes 1,500 shares held individually by Mr. Hammond and 1,000 shares held jointly by Mr. Hammond with his spouse.

(4) Includes 377,000 shares held by the Donald E. Fender, Jr. Revocable Trust, for which Mr. Fender serves as trustee, and 30,000 shares held jointly by Mr. Fender with his spouse.

(5) Includes 11,600 shares held jointly by Mr. Evans with his spouse, and 204 shares held jointly Mr. Evans with other members of his immediate family.

(6) Includes 2,700 shares held individually by Mr. Carr, 2,700 shares held individually by Mr. Carr's spouse, and 3,000 shares held jointly by Mr. Carr with his spouse.

                    EXECUTIVE COMPENSATION AND RELATED ITEMS

The following tables set forth information with respect to the Executive Officers of the Company.

                         POSITIONS HELD WITH THE COMPANY               PRESENT
  NAME AND AGE                      AND BANK                     POSITION HELD SINCE
-----------------     -------------------------------------      -------------------
Paul W. Pence, Jr.    President and Chief Executive Officer             1981
52
James D. Evans        Executive Vice President                          1987
54

     Each individual has held the position noted during the past five years. The term of each executive officer is subject to annual renewal by resolution of the Board of Directors of the Company. The following remuneration table sets forth all direct remuneration paid by the Bank during the last three fiscal years to the Company's President and Chief Executive Officer and Executive Vice President. No other officers' total compensation exceeded $100,000 during the last three years.

SUMMARY COMPENSATION TABLE(3)

                                                       ALL OTHER
                               ANNUAL COMPENSATION    COMPENSATION
                               -------------------    ------------
     NAME AND
PRINCIPAL POSITION     YEAR     SALARY      BONUS
-------------------    ----    --------    -------
Paul W. Pence, Jr.     2003    $151,330    $ 9,594     $  12,314(1)
President and Chief    2002    $146,896    $93,212     $   2,696
Executive Officer      2001    $137,261    $87,023     $  12,037
James D. Evans         2003    $125,198    $ 7,938     $   3,756(2)
Executive V.P.         2002    $122,446    $61,693     $   2,309
                       2001    $113,558    $57,597     $  10,302

(1) This amount includes premiums for term-life insurance in the amount of $360, health insurance premiums for Mr. Pence and his immediate family in the amount of $9,713, long-term disability insurance premiums in the amount of $1,543, and Company contributions to its 401(k) plan on behalf of Mr. Pence in the amount of $698.

(2) This amount includes premiums for term-life insurance in the amount of $360, long-term disability insurance premiums in the amount of $1,277, and Company contributions to its 401(k) plan on behalf of Mr. Evans in the amount of $2,119.

(3) PURCHASES UNDER THE COMPANY'S EXECUTIVE INVESTMENT PLAN ARE NOT REFLECTED ON THE SUMMARY COMPENSATION TABLE. In 2003, the Board approved acquisitions of mutual fund shares subject to option under the plan as follows: (1) qualifying fund shares in the amount of $85,000 were purchased for the option account of Paul W. Pence, Jr.; and (2) qualifying fund shares in the amount of $74,000 were purchased for the option account of James Evans. Under the terms of the option grants, 20% of the mutual fund shares are currently vested and subject to exercise at 25% of their fair market value. For more information about the operation of the Executive Investment Plan, see the Report of the Compensation Committee.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL
ARRANGEMENTS

     There are no employment or change in control contracts between the Company and any of its named executive officers.

DEFINED BENEFIT PLAN DISCLOSURE

     The Company has a defined benefit plan available for participation by all employees of the Company. Each employee of the Bank who is at least 21 years of age and has completed one year of "eligibility service" is entitled to participate in the Plan, and all contributions become fully vested following five years of service. Pursuant to the Plan, the Bank contributes to a separate trust account on behalf of employees of the Bank an amount determined by an independent actuary necessary to provide the benefits set forth in the Plan. Benefits from the Plan become available to the employee upon retirement, or in the event of death or disability. If employment is terminated prior to normal retirement, the employee receives all "vested" contributions based upon an established vesting schedule.

                                                      YEARS OF CREDITED SERVICE
                     ---------------------------------------------------------------------------------------------
AVERAGE ANNUAL
   SALARY              10                15               20               25                30               35
--------------       ------            ------           ------           ------            ------           ------
  $ 10,000              900             1,350            1,800            2,250             2,700            3,150
  $ 25,000            2,250             3,375            4,500            5,625             6,750            7,875
  $ 50,000            5,186             7,779           10,372           12,965            15,558           18,151
  $ 75,000            9,061            13,592           18,122           22,653            27,183           31,714
  $100,000           12,936            19,404           25,872           32,340            38,808           45,276
  $125,000           16,811            25,217           33,622           42,028            50,433           58,839
  $150,000           20,686            31,029           41,372           51,715            62,058           72,401
  $175,000           24,561            36,842           49,122           61,403            73,683           85,964
  $200,000           28,436            42,654           56,872           71,090            85,308           99,526
  $250,000           28,436            42,654           56,872           71,090            85,308           99,526

     Compensation covered under the Plan includes the average of the taxable wage bases in effect under Section 230 of the Social Security Act for each year in the 35-year period ending with the year in which the Plan member attains his social security retirement age. In determining a Plan member's covered compensation for any Plan year, the taxable wage base for the current Plan year and any subsequent Plan year shall be assumed to be the same as the taxable wage base in effect as of the beginning of the Plan year for which the determination is made.

     Benefits for unmarried individuals are calculated on a straight-annuity amount, and benefits for married individuals are in the form of a qualified joint and survivor annuity of equivalent actuarial value to the pension otherwise payable, providing for a reduced pension payable to the plan member during his life, and after his death providing that one-half of that reduced pension will continue to be paid during the life of, and to, the spouse to whom he was married. Optional structures for benefit calculations are available to Plan members pursuant to the Plan, subject to certain restrictions. Benefits are not subject to reduction for social security or other offset amounts.

     Credited service under the plan for Paul W. Pence, Jr. at the end of 2003 was 24 years, and credited service under the plan for James D. Evans at the end of 2003 was 17 years.

COMPENSATION OF DIRECTORS

     Directors are paid an annual retainer of $9,000, $300 per Regular Meeting of the Board of Directors (held twice per month), $300 for each Special Meeting of the Board of Directors, if any, and $300 for each Committee Meeting attended.

     Directors of the Company are permitted, at their election, to defer some or all of their retainer and meeting fee compensation pursuant to the Merchants National Bank Directors' Deferred Compensation Plan. This plan provides an avenue for members of the Board of Directors to accumulate additional retirement income by making elective contributions into an unfunded, nonqualified deferred compensation plan.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During the last fiscal year, the following individuals served as members of the Compensation Committee: Donald Fender, Jr., Charles A. Davis, William Butler and James R. Vanzant. Some of the Directors who served on the Compensation Committee, and the companies with which they are associated, were customers of and have had banking transactions with the Bank in the ordinary course of the Bank's business in the past and up to the present time. All loans and commitments for loans included in such transactions were made on substantially the same terms including interest rates and collateral as were prevailing at the time for comparable transactions with other persons. In the opinion of the Board of Directors of the Bank, these loans and commitments for loans do not involve more than a normal risk of collectibility or present other unfavorable features.

     The Company and/or the Bank have had, and expect to have in the future, banking transactions in the ordinary course of its business with such directors, and their associates, on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others. It is intended that such transactions will not involve more than the normal risk of collectibility or present other unfavorable features.

REPORT OF THE COMPENSATION COMMITTEE

     The Compensation Committee of the Company, with respect to all employees, has the responsibility of implementing the compensation policies and practices as established by the Board of Directors. At the direction of the Board of Directors, the Compensation Committee has prepared the following report regarding executive compensation.

     Compensation Philosophy - The employee compensation program of the Company has been designed to:

     - Support a policy that rewards all employees for positive corporate performance;

     - Motivate all employees to advance the strategic business goals of the Company; and

     - Provide competitive compensation opportunities that allow the Company to compete for and retain talented employees who are critical to the Company's long-term success.

     The Compensation Committee annually evaluates the performance and considers compensation adjustments for all employees. The President and Executive Vice President present recommended hourly and salaried employees compensation adjustments to the committee.

     The executive officers review with the committee the performance for the prior year of key officers of the company. At this time, individual improvement and development needs and job targets for the coming year for the key officers are discussed with the committee.

     A critical function of the Compensation Committee is to conduct reviews, assemble compensation survey data and make a recommendation to the full Board of Directors regarding executive compensation. The Compensation Committee then presents to the Board of Directors a report on recommended adjustments in the level of compensation and benefits for executive officers and for all employees. Final disposition of these recommendations of the committee rests solely with the Company's Board of Directors. The primary compensation for the named executive officers is comprised of three principal components: (1) salary; (2) distributions pursuant to the Company's Profit Sharing Bonus Plan; and (3) compensation deferrals under the Company's Executive Investment Plan.

     Salary. It is the Compensation Committee's policy that a competitive base salary is essential in order to retain quality executive personnel. The salary for each named executive officer is determined annually based upon the Committee's consideration of two primary factors: competitive compensation levels; and individual performance. As a method for determining competitive salary levels, the Committee reviews various reports of peer data and compensation surveys sponsored by trade and consulting groups within the financial services industry. The reports and surveys utilized by the Committee generally break down overall compensation data into subcategories based upon the relative asset size of the various respondent institutions. The Committee primarily utilizes the compensation data within its respective asset category. For purposes of salary determinations made for the previous year, the reports and surveys included the following: the 2003 Compensation & Benefits Survey compiled by the Ohio Bankers League, the Illinois Bankers Association and the Michigan Bankers Association; the Crowe, Chizek and Company LLP 2003 Financial Institution Compensation Survey; and the Delves Group BAI 2003 Key Executive Total Compensation Survey (East-North Central Region data). Based upon a detailed analysis of the report data, the Committee determines an appropriate competitive salary range for each named executive officer. The exact placement of each named executive officer within the pre-established range is determined by a final subjective evaluation by the Committee of the performance of the executive during the prior year. Following this review and determination process, the Committee submits its salary recommendations to the full Board of Directors, which retains authority to review and approve all compensation recommendations made by the Committee.

     Profit Sharing Bonus Plan. It is the Compensation Committee's policy that a significant portion of employee compensation should be payable annually in the form of a bonus based principally upon the overall financial performance of the Company.

     The Company adopted its Profit Sharing Bonus Plan in May, 1988. This plan is based on a formula using the company's return on equity to establish a " bonus pool" which is distributed among all eligible full and part time employees. To be eligible to participate, an employee must be employed on December 31st of the plan year. To determine a participant's bonus payment under the plan, each participant receives one "share" for every $100 of his or her gross earnings for the calendar year. At the end of the year, the number of shares accumulated by each employee are added together to compute the total number of shares participating in the plan for that calendar year. The bonus pool is then distributed to participants on a per share basis.

     As a general matter, resolutions adopted by the full Board of Directors effectively allow the named executive officers to participate in the Profit Sharing Bonus Plan at higher levels than provided for general participants. Additional compensation provided to the named executive officers pursuant to these resolutions comes from outside of the general bonus pool, and these functional modifications in no way affect amounts received by general participants under the plan. Pursuant to these resolutions, Paul W. Pence, Jr. effectively participates in the Plan at 2.5 times the amount calculated for him under the general formula of the Plan. Under the same resolutions, James D. Evans effectively participates at 2.0 times the amount otherwise calculated for allotment to him under the Plan's general formula. However, with respect to the 2003 Plan year only, the Compensation Committee recommended, and the full Board approved, a resolution which suspended the increased levels of participation under the Plan for Messrs. Pence and Evans. Consequently, in 2003, Messrs. Pence and Evans participated in the Plan under the Plan's general formula. With respect to the 2004 Plan year, it is anticipated that Mr. Pence and Mr. Evans will participate at their previous levels.

     Executive Investment Plan. Effective January 1, 1997, the Company implemented an Executive Investment Plan (the "EIP"). The EIP is structured as a nonqualified deferred compensation plan, pursuant to which executive officers and other key employees who occupy senior managerial and professional positions with the Company are periodically granted options to purchase certain investment securities purchased and held by the Company. As a condition to the grant of an option, a participant may be required to enter into a covenant not to compete with the Company or into an agreement to remain in the employ of the Company for at least six months.

     This plan is structured to defer recognition of taxable income by the employee until the option is exercised. Pursuant to the EIP, options can be exercised during a period ranging from six months after the date of grant, to, in some cases, five years after the optionee's termination of employment. However, individual grants made pursuant to the EIP may provide that the options vest in periodic increments.

Investment securities initially available for purchase pursuant to the options consist of publicly traded mutual funds of varying investment risk. However, once a specific grant become 60% vested, participants are then permitted to redirect the investment from the pre-established mutual funds into individual equity securities of their choosing. Options granted under the EIP provide for an initial exercise price of 25% of the fair market value of the investment securities on the date of grant and are periodically adjusted to maintain the exercise price at 25% of the current fair market value. The fair market value of options vested during a particular year over the periodically recalculated exercise price equals the value of the compensation deferred for that year. In 2003, the Board approved acquisitions of fund shares subject to option under the EIP as follows: (1) qualifying fund shares in the amount of $85,000 were purchased for the option account of Paul W. Pence, Jr.; and (2) qualifying fund shares in the amount of $74,000 were purchased for the option account of James Evans. Each of these options vests over a six-year period as follows: (1) 20% each year for the first three years following the date of grant; and (2) 13 1/3% each year thereafter until fully vested.

     Discussion of CEO Compensation - Effective January 1, 2003, the Compensation Committee recommended and the Board approved the increase in the base salary of the Chief Executive Officer to $151,330. This increase reflected consideration of competitive data reported in the compensation surveys discussed above and the Committee's subjective assessment of the CEO and recognition of the Company's performance during 2002. With respect to competitive compensation data reviewed by the Committee, in all cases the base salary of the CEO was ultimately set below the median level of base salaries reported by respondent institutions within the relevant asset categories. All compensation granted to the CEO pursuant to the Company's Profit Sharing Bonus Plan for fiscal year 2003, in the amount of $9,594, was calculated in accordance with the formula provided under the plan and the relevant resolutions of the Company's Board of Directors.

THIS REPORT ON COMPENSATION IS SUBMITTED BY THE COMPENSATION COMMITTEE MEMBERS:
DONALD FENDER, JR., CHAIRMAN, CHARLES A. DAVIS, WILLIAM BUTLER AND JAMES R. VANZANT

PERFORMANCE GRAPH - FIVE-YEAR SHAREHOLDER RETURN COMPARISON

     The following graph provides a comparative presentation of the Company's cumulative five-year shareholder returns on an indexed basis with the NASDAQ Bank Index and the Russell 2000. Specifically, the graph compares the value of $100 invested at the close of business on December 31, 1998, in the Company's stock, the NASDAQ Bank Index and the Russell 2000.

[PERFORMANCE GRAPH]

ASSUMES $100 INVESTED ON JANUARY 1, 1998
IN MERCHANTS BANCORP, INC. COMMON STOCK,
THE NASDAQ BANK INDEX & THE RUSSELL 2000

*TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS

                           12/31/98       12/31/99        12/31/00       12/31/01        12/31/02       12/31/03
                           --------       --------        --------       --------        --------       --------
MERCHANTS BANCORP, INC.    $ 100.00       $ 178.93        $ 161.74       $ 163.90        $ 145.85       $ 137.26
NASDAQ BANK INDEX          $ 100.00       $  94.29        $ 106.23       $ 113.06        $ 113.74       $ 143.45
RUSSELL 2000               $ 100.00       $ 119.59        $ 114.43       $ 115.60        $  90.65       $ 131.78

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Some of the directors, officers and principal shareholders of the Company and/or the Bank and the companies with which they are associated were customers of and have had banking transactions with the Bank in the ordinary course of the Bank's business in the past and up to the present time. All loans and commitments for loans included in such transactions were made on substantially the same terms, including interest rates and collateral, as were prevailing at the time for comparable transactions with other persons. In the opinion of the Board of Directors of the Bank, these loans and commitments for loans do not involve more than a normal risk of collectibility or present other unfavorable features.

     The Company and/or the Bank have had, and expect to have in the future, banking transactions in the ordinary course of its business with directors, officers, principal shareholders and their associates, on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others. It is intended that such transactions will not involve more than the normal risk of collectibility or present other unfavorable features.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and Directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership of Company stock, and certain changes in ownership, with the Securities and Exchange Commission. Officers, Directors and greater than ten percent shareholders are required by regulation of the SEC to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on review of the copies of such forms furnished to the Company or written representations that no Form 5s, (Annual Statement of Beneficial Ownership of Securities) were required, the Company believes that during 2003 all Section 16(a) filing requirements applicable to its officers, Directors and ten percent beneficial owners were satisfied.

      SHAREHOLDER PROPOSALS FOR NEXT YEAR'S ANNUAL MEETING OF SHAREHOLDERS

     If any shareholder of the Company wishes to submit a proposal to be included in next year's Proxy Statement and acted upon at the Annual Meeting to be held in 2005, the proposal must be received by James Evans, Secretary of the Board of Directors, at the principal executive offices of Merchants Bancorp, Inc., 100 North High Street, Hillsboro, Ohio 45133, prior to the close of business on December 6, 2004. On any other proposal raised by a shareholder for the next year's annual meeting, the Company intends that proxies received by it will be voted in the interest of the Company in accordance with the judgment of the Board of Directors of the Company and the proposal will be considered untimely, unless notice of the proposal is received by the Company not later than February 19, 2005.

     The Company's Code of Regulations establishes advance notice procedures as to the nomination, other than by or at the direction of the Board of Directors, of candidates for election as directors. In order to nominate a director for election at a meeting of the shareholders, it is necessary that you notify the Company in writing not fewer than 14, nor more than 50, days prior to the meeting unless the Company provides shareholders less than 21 days notice of the meeting. In such instances, notice of the nominations must be delivered or mailed to the Company not later than the seventh day after the notice of the meeting was mailed, or public disclosure of such meeting was provided. In addition, the notice must meet all other requirements contained in our Code of Regulations. Any shareholder who wishes to take such action should obtain a copy of the Code of Regulations and may do so by written request addressed to the Secretary of the Board of Directors at the principal executive offices of the Company provided above.

     The Board of Directors has not yet established a formal process for shareholders to send communications to the Board. The Board of Directors has determined that, in light of the general accessibility of the directors in the community, no formal shareholder communication process is required at this time. Nonetheless, shareholders are encouraged to send written communications regarding the operation or governance of the Company to the attention of Paul W. Pence, Jr., President, Chief Executive Officer and Board member, at the main office of the Company.

                                  OTHER MATTERS

     The Board of Directors of the Company is not aware of any other matters that may come before the meeting. However, the enclosed Proxy will confer discretionary authority with respect to matters which are not known to the Board of Directors at the time of printing hereof and which may properly come before the meeting. A copy of the Company's 2003 report filed with the Securities and Exchange Commission, on Form 10-K, is available without charge to shareholders. Address all requests, in writing, for this document to Mr. Paul W. Pence, President, Merchants Bancorp, Inc., 100 North High Street, Hillsboro, Ohio 45133.

                                     By Order of the Board of Directors of
                                     Merchants Bancorp, Inc.

                                     James D. Evans, Secretary

APPENDIX A

                             MERCHANTS BANCORP, INC.

                         CHARTER OF THE AUDIT COMMITTEE

                            OF THE BOARD OF DIRECTORS

                             MERCHANTS BANCORP, INC.
                             AUDIT COMMITTEE CHARTER

                               STATEMENT OF POLICY

The purpose of the audit committee is to oversee the Corporation's accounting and financial reporting processes and the audits of the Corporation's financial statements. The audit committee shall provide assistance to the board of directors in fulfilling its oversight responsibilities by reviewing the financial reports and related financial information provided by the Corporation to governmental agencies or the general public, the Corporation's system of internal controls and the effectiveness of its control structure, the Corporation's compliance with designated laws and regulations, and the Corporation's accounting, internal and external auditing and financial reporting processes. In discharging its responsibilities, the audit committee shall:

     - Serve as an independent and objective party to oversee the Corporation's accounting and financial reporting processes, internal control system, and the audits of the Corporation's financial statements.

     - Review and evaluate the audit procedures and results of the Corporation's independent auditor and internal audit function.

     -    Approve, engage and terminate the independent auditor.

     - Review and evaluate the independent auditor's qualifications, performance and independence.

     - Review, evaluate and approve any non-audit services the independent auditor may perform for the Corporation and disclose such approved non-audit services in periodic reports to shareholders.

     - Maintain free and open means of communication between the board of directors, the independent auditor, the internal auditor, and the management of the Corporation.

     - Maintain free and open means of communication between employees and the audit committee for the processing of complaints received by the Corporation regarding questionable accounting or auditing matters, including suspicions of fraudulent activity.

     - At least annually, review and if necessary or appropriate, update this charter for consideration by the board of directors and perform an evaluation of the audit committee performance and function.

                                  ORGANIZATION

The members of the audit committee shall be appointed by the board of directors and may be removed by the board of directors. The audit committee may consult or retain its own independent legal, accounting or other advisors and shall determine the degree of independence from the Corporation required of those advisors. The audit committee shall meet at least four times per year and will report directly to the full board any issues that arise with respect to the quality and integrity of the Corporation's general financial performance and reporting and regulatory compliance. The audit committee may also meet periodically by itself to discuss matters it determines require private audit committee or board of directors' attention. Further, the audit committee shall meet separately with management, with the internal auditor and with the independent auditor. There will be at least three members of the audit committee. A majority of the members of the audit committee shall be a quorum to transact business.

                 RESOURCES AND AUTHORITY OF THE AUDIT COMMITTEE

The audit committee shall have the funding, resources and authority to discharge its duties and responsibilities without seeking the approval of the board of directors or management of the Corporation, including (1) the authority, funding and resources to compensate the independent auditor engaged by the audit committee for the purpose of preparing or issuing the audit report and performing other audit, review and attest services for the Corporation, (2) the authority, funding and resources to select, retain, terminate and approve the fees and other terms of engagement of, special or independent counsel, accountants and other advisors as deemed appropriate by the audit committee, and
(3) the authority to pay all its ordinary administrative expenses incurred in carrying out its duties and responsibilities.

                                 QUALIFICATIONS

The audit committee shall be composed entirely of independent directors, determined by the board of directors under the Merchants Bancorp, Inc. Corporate Governance Guidelines. The members of the audit committee, as determined by the board of directors, shall also meet the independence and financial expertise requirements of The Nasdaq Stock Market for audit committee members. At least one member of the audit committee will have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in the member's financial sophistication.

                              INDEPENDENT AUDITORS

The independent auditor shall be engaged by and accountable to the audit committee. The independent auditor will report directly to the audit committee. The audit committee shall have the sole authority to engage, compensate, evaluate and terminate the independent auditor, to review with the independent auditor the nature and scope of any disclosed relationships or professional services including all audit engagement fees and terms, and to take appropriate action to ensure the continuing independence of the auditor. The audit committee shall pre-approve, or adopt appropriate procedures to pre-approve, all audit and non-audit services to be provided by the independent auditor. The audit committee shall also set clear policies and standards relating to the Corporation's hiring of employees or former employees of the independent auditor to ensure continued independence throughout the engagement of the independent auditor.

The audit committee shall, on an annual basis, obtain from the independent auditor a written disclosure delineating all of its relationships and professional services as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. The audit committee shall engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor and be responsible for taking appropriate action to oversee the independence of the independent auditor. Additionally, the audit committee will obtain and review a report of the independent auditor describing its internal quality-control procedures, material issues raised by the most recent internal quality-control review of the independent auditor or an inquiry or investigation by a governmental authority involving one or more audits carried out by the independent auditor in the preceding five years and any steps or procedures taken to deal with any such issues. After reviewing the independent auditor's report, the audit committee shall evaluate the auditor's qualifications, performance and independence. The audit committee shall consider the opinions of management and the internal auditor in making such evaluation.

As required by law, the audit committee shall confirm the regular rotation of the lead and concurring audit partner, and consider whether there should be a regular rotation of the auditor itself.

The independent auditor shall ascertain that the audit committee is made aware of and timely report to the audit committee all necessary accounting policies and practices to be used, all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management and the risks of using such alternative treatments, and inform the audit committee of other material written communications between the independent auditor and management.

The audit committee will have complete oversight of the work done by the independent auditor for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Corporation, including resolution of any disagreement between management and the independent auditor regarding financial reporting.

                                 INTERNAL AUDIT

The internal auditor of the Corporation shall directly report to the chairman of the audit committee, with administrative oversight provided by an appropriate executive officer of the Corporation. The audit committee will oversee the internal audit function and determine that the internal auditor is establishing, maintaining and executing appropriate audit programs, policies and procedures that govern the examination and audit of the ledgers, records, procedures and operations of the Corporation and its affiliates.

                              COMPLAINT PROCEDURES

The audit committee will establish procedures for the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by employees of the Corporation and its subsidiaries regarding questionable accounting or auditing matters.

                          FINANCIAL REPORTING OVERSIGHT

In discharging its responsibilities to oversee governmental and public reporting of financial information, the audit committee shall:

     - Review and discuss the annual audited financial statements, footnotes and related disclosures included in the Corporation's annual report to shareholders and its annual report on Form 10-K with financial management, the independent auditor, and the internal auditor prior to the release and filing of such documents. Review with the independent auditor the results of its annual examination of the financial statements, including their report thereon, and determine its satisfaction with the disclosures and content of the financial statements. This review shall cover discussion of all items required by generally accepted auditing standards regarding required communications with audit committees. Ascertain that the results of any internal audit activity or regulatory reports were appropriately considered in preparing the financial statements.

     - Review and discuss the quarterly financial results and information with financial management, the independent auditor, and the internal auditor to determine that the independent auditor does not take exception to the disclosure and content of the financial statements on Form 10-Q, to determine that the results of any internal audit activity or regulatory reports were appropriately considered in preparing the financial statements, and to discuss any other matters required to be communicated to the audit committee by the independent auditor.

     - Review and discuss the types of presentation and information to be included in earnings press releases, and any additional financial information and earnings guidance that is provided.

     - Inquire of management, the internal auditor, and the independent auditor about significant risks or exposures and discuss guidelines and policies to govern the steps management has taken to minimize such risk to the Corporation.

     - Review and discuss the form and content of the certification documents for the quarterly reports on Form 10-Q and the annual report on Form 10-K with the internal auditor, the independent auditor, the chief financial officer and the chief executive officer.

     - Review the basis for the disclosures made in the annual report to stockholders under the heading Management's Report on Internal Controls regarding the control environment of the Corporation and the annual filing required under the Federal Deposit Insurance Corporation Improvement Act of 1991, if applicable.

Prepare, review and approve the annual proxy statement disclosure regarding the activities and report of the audit committee for the year.

APPENDIX B

                             MERCHANTS BANCORP, INC.

               CHARTER OF THE NOMINATING AND GOVERNANCE COMMITTEE

                            OF THE BOARD OF DIRECTORS

                             MERCHANTS BANCORP, INC.
                   NOMINATING AND GOVERNANCE COMMITTEE CHARTER

                               STATEMENT OF POLICY

The Nominating and Governance Committee shall provide assistance to the board of directors in fulfilling the board of directors' responsibilities for director nominations and appointments, and board of directors and corporate governance.

                                  ORGANIZATION

The members of the Nominating and Governance Committee shall be appointed by the board of directors and may be removed by the board of directors. The Nominating and Governance Committee shall meet on the call of its chairman. The Nominating and Governance Committee has the sole authority to retain and terminate any consulting or search firm to be used to identify director candidates, including the sole authority to approve the firm's fees and other retention terms. There will be at least three members of the Nominating and Governance Committee. A majority of the members of the Nominating and Governance Committee shall be a quorum to transact business.

                                 QUALIFICATIONS

The Nominating and Governance Committee shall be composed entirely of independent directors, determined by the board of directors under the Merchants Bancorp, Inc. Corporate Governance Guidelines.

                      POWERS, DUTIES, AND RESPONSIBILITIES

In discharging its responsibilities to review, authorize and approve director nominations and corporate governance, the Nominating and Governance Committee shall:

     - actively seek individuals qualified to become members of the board of directors;

     - from time to time recommend individuals for appointment as directors by the board of directors;

     - recommend to the board of directors the number of directors that shall constitute the whole board of directors;

     - recommend to the whole board of directors nominees for director for nomination by the board of directors for approval by shareholders at an annual meeting of shareholders or special meeting of shareholders;

     - recommend to the board of directors the establishment, charter and membership of the various committees of the board of directors;

     - recommend to the board of directors corporate governance guidelines for Merchants Bancorp, Inc.;

     - consider and advise the board of directors on other matters relating to the affairs or governance of the board of directors;

     - annually review and if necessary or appropriate, update this charter for consideration by the board of directors;

     - annually evaluate the performance and function of the Nominating and Governance Committee, the board of directors generally and each member of the board of directors; and

     - report the matters considered and actions taken by the Nominating and Governance Committee to the board of directors.

                           PROXY FOR ANNUAL MEETING OF
                             MERCHANTS BANCORP, INC.
                                 HILLSBORO, OHIO

     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned shareholder of Merchants Bancorp, Inc., Hillsboro, Ohio, do hereby nominate, constitute, and appoint Patrick Hays, Joseph P. West, Jr. or Bing Williamson, or any one of them (with full power of substitution for me and in my name, place and stead) to vote, including the right to vote cumulatively, all the common stock of said Company, standing in my name on its books on March 23, 2004, at the Annual Meeting of its shareholders to be held at The Wooden Spoon Restaurant, 1480 North High Street, Hillsboro, Ohio 45133, on April 27, 2004 at 10:00 a.m. (local time), or any adjournments thereof with all the powers the undersigned would possess if personally present as follows:

1. To elect three (3) members of Class I (term to expire 2007) to the Board of Directors.

     Nominees:

     Paul W. Pence, Jr.
     James R. Vanzant
     Robert Hammond

         For All Nominees            Withhold Authority to Vote For all Nominees     Withhold Authority to Vote For an
                                                                                            Individual Nominee
----------------------------------   -------------------------------------------   -------------------------------------
(Except as marked to the contrary)                                                 TO WITHHOLD AUTHORITY TO VOTE FOR ANY
                                                                                   INDIVIDUAL NOMINEE, CHECK THE "FOR
               [ ]                                     [ ]                         ALL NOMINEES" BOX AND STRIKE A LINE
                                                                                   THROUGH THE NAME OF THE NOMINEE FORM
                                                                                   WHOM AUTHORITY IS BEING WITHHELD.

2. To transact such other business as may properly come before the meeting or any adjournment thereof.

THIS PROXY CONFERS AUTHORITY TO VOTE "FOR" THE ABOVE NOMINEES UNLESS OTHERWISE MARKED. IF ANY OTHER BUSINESS IS PRESENTED AT SAID MEETING, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF MANAGEMENT. ALL SHARES REPRESENTED BY PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED.

The Board of Directors recommends a vote "FOR" directors nominated by the Board of Directors. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS and may be revoked prior to its exercise by either written notice or personally at the meeting or by a subsequently dated proxy.

                ________________________________________________

                ________________________________________________

____________________________________________      ______________________________
           (STOCKHOLDER SIGNATURE)                          (DATE)
____________________________________________      ______________________________
           (STOCKHOLDER SIGNATURE)                          (DATE)

Please Print Name(s)________________________

Please Print Number of Shares_______________

(WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN, PLEASE GIVE FULL TITLE. IF MORE THAN ONE TRUSTEE, ALL SHOULD SIGN. ALL JOINT OWNERS MUST SIGN.)

PLEASE SIGN AND RETURN IMMEDIATELY IN THE ENCLOSED POSTPAID ENVELOPE WHETHER OR
                   NOT YOU PLAN TO ATTEND THE ANNUAL MEETING.